Assets And Liabilities Held For Sale	12 Months Ended
Dec. 31, 2011
Assets And Liabilities Held For Sale [Abstract]
Assets And Liabilities Held For Sale

14 Assets and liabilities held for sale

The following table presents the remaining major classes of assets and liabilities classified as held for sale in the consolidated balance sheets as at December 31, 2010 and 2011 related to the former business segment Home (digital television and set-top-boxes) that was sold to Trident Microsystems Inc. on February 8, 2010.

	000000	000000
	2010	2011
Inventories held for sale	39	31
Other liabilities held for sale	(21)	(21)

All assets and liabilities were transferred to Trident, except inventories which will be delivered gradually in 2012 and for which a liability was recorded for an amount of $21 million in promissory notes.

Other assets held for sale as of December 31, 2011 include real estate and other property held for sale following exits or planned exits with a carrying value of $8 million (2010: $9 million). The fair value of these assets classified as held for sale has been based on quoted broker values and is therefore a level 2 measurement.

Total assets held for sale at December 31, 2011 were $39 million (2010: $48 million) whereas the liabilities amounted to $21 million at the end of December 2011 (2010: $21 million).